EXHIBIT 10.4

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of November 4, 2003, among SILGAN HOLDINGS INC., a Delaware corporation (“Silgan”), SILGAN CONTAINERS CORPORATION, a Delaware corporation (“Containers”), SILGAN PLASTICS CORPORATION, a Delaware corporation (“Plastics”), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing”), SILGAN CAN COMPANY, a Delaware corporation (“CanCo” and, together with Silgan, Containers, Plastics and Manufacturing, the “Borrowers,” and each individually, a “Borrower”), the lenders from time to time party to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

WITNESSETH :

WHEREAS, the Borrowers, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers, the Joint Book Managers and the Administrative Agent have entered into a Credit Agreement, dated as of June 28, 2002 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. Section 1.14(a) of the Credit Agreement is hereby amended by (i) deleting the amount “$275,000,000” appearing in clause (v) of the second paragraph thereof and inserting the text “$475,000,000 (subject to reduction as provided below)” in lieu thereof and (ii) inserting the following new sentence at the end thereof:

“Notwithstanding anything to the contrary contained in clause (v) above in this paragraph, at 5:00 P.M. (New York time) on the earlier of (A) the date of the incurrence of any Incremental Term Loans on or after the First Amendment Effective Date and (B) December 31, 2003, the $475,000,000 aggregate limitation set forth therein shall be permanently reduced by the remainder (if positive) of (x) $200,000,000 minus (y) the aggregate amount of Incremental Term Loan Commitments obtained and funded on or after the First Amendment Effective Date and on or before December 31, 2003.”

2. The definition of “Applicable Commitment Commission Percentage” and “Applicable Margin” appearing in Section 10.01 of the Credit Agreement is hereby amended by

(i) deleting the ratio “4.00:1.00” each place such ratio appears under the column entitled “Total Leverage Ratio” and inserting the ratio “3.75:1.00” in lieu thereof in each such place, (ii) inserting the following text immediately after the text “December 31, 2002” appearing in clause (B) of the final sentence thereof:

“, (C) Level 5 pricing shall apply for the period from the First Amendment Effective Date through and including the date that is six months after the First Amendment Effective Date (after which time the Applicable Commitment Commission Percentage and Applicable Margin shall be determined as otherwise provided in this definition without regard to this clause (C) and initially determined by reference to the financial statements delivered pursuant to Section 7.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 7.01(e)) for the then most recently ended Test Period”, and (iii) re-designating clause “(C)” of such final sentence as clause “(D)”.

3. The definition of “Issuing Lender” appearing in Section 10.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Issuing Lender” shall mean each of Deutsche Bank and any other Lender reasonably acceptable to the Administrative Agent which, at the request of Silgan, agrees in such Lender’s sole discretion to issue Letters of Credit hereunder. Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such Issuing Lender (in which case each such Affiliate shall be the Issuing Lender of such Letters of Credit).

4. The definition of “Permitted Subordinated Debt Repurchases” appearing in Section 10.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Permitted Subordinated Debt Repurchases” shall mean one or more open market or privately negotiated transactions or voluntary Refinancings pursuant to which Silgan Refinances outstanding 9% Senior Subordinated Debentures or Additional Permitted Subordinated Indebtedness so long as (i) at the time of each such Refinancing, no Default or Event of Default then exists or would result therefrom, (ii) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Senior Leverage Ratio at such time, determined on a Pro Forma Basis, is no greater than 3.00:1.00, (iii) except as provided in the immediately succeeding sentence, within five Business Days prior to the consummation of any such Refinancing, Silgan shall deliver to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the calculation of the Senior Leverage Ratio at such time, determined on a Pro Forma Basis, and such calculation shall show that the Senior Leverage Ratio is no greater than 3.00:1.00, (iv) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Total Unutilized Revolving Loan Commitment shall be at least (x) $150,000,000 to the extent that any such Refinancing occurs during the period from and including November 1 of any year through and including May 31 of the succeeding year or (y) $100,000,000 to the extent that any such Refinancing occurs at any other time during any year, and (v) immediately following any such Refinancing, the 9% Senior Subordinated Debentures or the Additional Permitted Subordinated Indebtedess so Refinanced are cancelled by Silgan. Notwithstanding the foregoing, clauses (ii), (iii) and (iv) above in this definition shall not apply to (x) any Refinancing of the 9% Senior Subordinated Debentures to the extent such Refinancing occurs on or prior to December 31, 2003 and Silgan effects any such Refinancing utilizing, among other funds, at least $200,000,000 in aggregate principal amount of Additional Permitted Subordinated Indebtedness and up to $200,000,000 in aggregate principal amount of Incremental Term Loans or (y) any Refinancing of Additional Permitted Subordinated Indebtedness so long as the only proceeds used to effect such Refinancing are from the incurrence of Additional Permitted Subordinated Indebtedness.

5. The definition of “Senior Leverage Ratio” appearing in Section 10.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Senior Leverage Ratio” shall mean, at any time, the ratio of (x) the sum of (I) Total Indebtedness (excluding Revolving Outstandings) at such time but calculated without regard to any outstanding Permitted Subordinated Indebtedness at such time plus (II) the Revolving Outstandings on the December 31 immediately preceding the date of the required calculation of the Senior Leverage Ratio (or, in the case of any such calculation on a December 31, the Revolving Outstandings on such December 31) to (y) EBITDA for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement. In determining the Senior Leverage Ratio at any time, there shall be excluded from Total Indebtedness an amount equal to the amount of unrestricted cash and Cash Equivalents that would appear on a consolidated balance sheet of Silgan and its Subsidiaries prepared at such time to the extent, but only to the extent, no Revolving Loans or Swingline Loans are outstanding at such time, provided, that in no event shall more than $50,000,000 be deducted in determining Total Indebtedness at such time; it being understood and agreed, however, for purposes of determining Total Indebtedness or Revolving Loans or Swingline Loans at any time that the CanCo Restrictions are in effect, there shall be excluded from such calculation that aggregate principal amount of all Revolving Loans and Swingline Loans made to CanCo which equals the aggregate amount of unrestricted cash and Cash Equivalents held by Silgan and its Subsidiaries (other than CanCo and its Subsidiaries) as would be reflected on a consolidated balance sheet of Silgan and its Subsidiaries prepared at such time.

6. The definition of “Total Indebtedness” appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the word “principal” immediately after the phrase “the aggregate” appearing therein.

7. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical order:

“First Amendment Effective Date” shall have the meaning provided in the First Amendment, dated as of November 4, 2003, to this Agreement.

8. Section 12.07(a) of the Credit Agreement is hereby amended by (i) redesignating clause (ii) in the further proviso thereof as clause (iii) thereof and (ii) inserting the following new clause (ii) in such further proviso immediately at the end of clause (i) thereof:

“(ii) in determining Interest Expense for any period, no effect shall be given (but only to the extent not already otherwise excluded for the calculation of Interest Expense under this Agreement) to non-cash amounts recorded (or required to be recorded) in accord with FAS 133,”.

9. Section 12.15 of the Credit Agreement is hereby amended by adding the following new paragraph (c) at the end thereof:

“(c) Notwithstanding anything provided in this Agreement, any amendments to this Agreement or any other agreement or document relating to the transactions contemplated by this Agreement, each Credit Party, each Agent and each Lender hereby agrees and acknowledges that each Credit Party, each Agent and each Lender (and each of their employees, representatives or other agents) is authorized to disclose to any and all persons, beginning immediately upon commencement of their discussions concerning the transactions contemplated by this Agreement and without limitation of any kind, the tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided by any Credit Party, any Agent or any Lender to the other relating to such tax treatment and tax structure, except to the extent that such disclosure is subject to restrictions reasonably necessary to comply with securities laws. For purposes of this paragraph, “tax treatment” and “tax structure” have the meanings provided, respectively, in Treasury Regulations section 1.6011-4(c)(8) and (9). This paragraph is intended to reflect the understanding of each Credit Party, each Agent and each Lender that the transactions contemplated by this Agreement have not been offered under “conditions of confidentiality,” as that phrase is used in Treasury Regulation §§ 1.6011-4(b)(3)(i) and 301.6111-2(c)(i), and shall be interpreted in a manner consistent therewith. Nothing herein is intended to imply that any Credit Party, any Agent or any Lender has made or provided to, or for the benefit of, the other any oral or written statement as to any potential U.S. federal tax consequences that are related to, or may result from, such transactions. None of the Credit Parties, the Agents or the Lenders provides accounting, tax or legal advice, and each of them has or will consult its own advisors regarding its participation in such transactions.”

10. Silgan also covenants and agrees with the Lenders (which covenant and agreement shall constitute a “covenant” and “agreement” for purposes of Section 9.03(i) of the Credit Agreement) that it shall deliver a notice of redemption to the trustee for the 9% Senior Subordinated Debentures within five Business Days after the First Amendment Effective Date (as defined below) to redeem at least $200,000,000 in aggregate principal amount of 9% Senior Subordinated Debentures (or, if less, the remaining aggregate principal amount of 9% Senior Subordinated Debentures not theretofore called for redemption) within 40 days after such trustee’s receipt of such notice of redemption.

B.	Miscellaneous Provisions

1. Silgan acknowledges that it has incurred $150,000,000 of Incremental Term Loans pursuant to Section 1.14 of the Credit Agreement prior to the First Amendment Effective Date.

2. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III

Title: Senior Vice President, General Counsel and Secretary

SILGAN CONTAINERS CORPORATION

By:	/s/ Frank W. Hogan, III

Title: Vice President, General Counsel and Secretary

SILGAN PLASTICS CORPORATION

By:	/s/ Frank W. Hogan, III

Title: Vice President, General Counsel and Secretary

SILGAN CONTAINERS MANUFACTURING CORPORATION

By:	/s/ Frank W. Hogan, III

Title: Vice President, General Counsel and Secretary

SILGAN CAN COMPANY

By:	/s/ Frank W. Hogan, III

Title: Vice President, General Counsel and Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Marguerite Sutton

Title: Vice President

Galaxy CLO 1999-1, Ltd.
by AIG Global Investment Adviser, Inc.
its Collateral Manager

[NAME OF LENDER]

By:	/s/ John G. Lapham, III

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

Galaxy CLO 2003-1, Ltd.

BY:	AIG Global Investment Corp., Its Investment Advisor

By:	/s/ John G. Lapham, III

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

SunAmerica Life Insurance Company

By:	AIG Global Investment Corp., as Investment Adviser

By:	/s/ John G. Lapham, III

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

ALLSTATE LIFE INSURANCE COMPANY [NAME OF LENDER]

By:

Title:

By:

[Signature Page to the First Amendment to the Credit Agreement]

AIMCO CDO Series 2000-A [NAME OF LENDER]

By:

Title:

By:

[Signature Page to the First Amendment to the Credit Agreement]

AIMCO CLO SERIES 2001-A [NAME OF LENDER]

By:

Title:

By:

[Signature Page to the First Amendment to the Credit Agreement]

Monument Capital Ltd., as Assignee

By:	Alliance Capital Management L.P., as Investment Manager

By:	Alliance Capital Management Corporation, as General Partner

By:	/s/ Sverker Johansson

Name:	Sverker Johansson
Title:	Vice President

[Signature Page to the First Amendment to the Credit Agreement]

New Alliance Global CDO, Limited

By:	Alliance Capital Management L.P., as Sub-Advisor

By:	Alliance Capital Management Corporation, as General Partner

By:	/s/ Sverker Johansson

Name:	Sverker Johansson
Title:	Vice President

[Signature Page to the First Amendment to the Credit Agreement]

MARINER CDO 2002, LTD.

By:

Title:	Director

[Signature Page to the First Amendment to the Credit Agreement]

Bank Leumi USA

By:	/s/ Joung Hee Hong

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ John W. Pocalyko

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

Grayston CLO 2001-01 Ltd.

By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:

Title: Associate Director

[Signature Page to the First Amendment to the Credit Agreement]

Gallatin Funding I Ltd.

By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:

Title: Associate Director

[Signature Page to the First Amendment to the Credit Agreement]

Magnetite IV CLO, Limited Magnetite V CLO, Limited

By:

Title: M.D.

[Signature Page to the First Amendment to the Credit Agreement]

Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace

Title: Principal

[Signature Page to the First Amendment to the Credit Agreement]

Carlyle High Yield Partners III, Ltd.

By:	/s/ Linda Pace

Title: Principal

[Signature Page to the First Amendment to the Credit Agreement]

Carlyle High Yield Partners II, Ltd.

By:	/s/ Linda Pace

Title: Principal

[Signature Page to the First Amendment to the Credit Agreement]

Citicorp North America, Inc.

By:	/s/ Suzanne Crymes

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

FIRST DOMINION FUNDING I

By:	/s/ David H. Lerner

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

FIRST DOMINION FUNDING III

By:	/s/ David H. Lerner

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

CSAM FUNDING III

By:	/s/ David H. Lerner

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS-Cumberland I, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon

Name:	Peter Sakon
Title:	Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

ROSEMONT CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon

Name:	Peter Sakon
Title:	Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

FOREST CREEK CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon

Name:	Peter Sakon
Title:	Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE SENIOR INCOME TRUST

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

OXFORD STRATEGIC INCOME FUND

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE CDO III, LTD.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE CDO IV, LTD.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

COSTANTINUS EATON VANCE CDO V, LTD.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE CDO VI LTD.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

GRAYSON & CO

BY:	Boston Management And Research As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

BIG SKY SENIOR LOAN FUND, LTD.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EATON VANCE VT FLOATING-RATE INCOME FUND

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

TOLLI & CO.

BY:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

ERSTE BANK, NEW YORK BRANCH

By:	/s/ Gregory T. Aptman

Name:	Gregory T. Aptman
Title:	Vice President

By:	/s/ Bryan Lynch

Name:	Bryan Lynch
Title:	First Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Frank Knox

Title: Assistant Treasurer

[Signature Page to the First Amendment to the Credit Agreement]

BALLYROCK CDO I Limited,

By:	BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut

Title: Assistant Treasurer

[Signature Page to the First Amendment to the Credit Agreement]

General Electric Capital Corporation

By:	/s/ Brian P. Schwinn

Title: Duly Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

Harch CLO I, Ltd.

By:	/s/ Michael E. Lewitt

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

ARCHIMEDES FUNDING III, LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

BY:	/s/ Mark O’Shaughnessy

Name:	Mark O’Shaughnessy
Title:	Director

[Signature Page to the First Amendment to the Credit Agreement]

AMARA-1 FINANCE, LTD.,

By:	INVESCO Senior Secured Management, Inc. As Financial Manager

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

AMARA 2 FINANCE, LTD.

By:	INVESCO Senior Secured Management, Inc. As Financial Manager

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

AVALON CAPITAL LTD. 2

By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.

By:	INVESCO Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Joseph Rotondo
Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Joseph Rotondo

Title: Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

National City Bank

By:

Title: Account Officer

[Signature Page to the First Amendment to the Credit Agreement]

Nomura Bond & Loan Fund

By:	UFJ Trust Bank Limited as Trustee

By:	Nomura Corporate Research and Asset Management Inc.	By:	/s/ Elizabeth MacLean

	Attorney in Fact		Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

Octagon Investment Partners III, Ltd.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Michael B. Nechamkin

Title: Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Octagon Investment Partners IV, Ltd.

By:	Octagon Credit Investors, LLC as collateral manager

By:	/s/ Michael B. Nechamkin

Title: Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By:	/s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS IV, LTD.

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By:	/s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS I, LTD.

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By:	/s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By:	/s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

LIGHTSPEED CLO LTD.

By:	TCW Advisors, Inc., As Agent

By:	/s/ G. Steven Kalin

Name:	G. Steven Kalin
Title:	Senior Vice President

By:	/s/ Richard F. Kurth

Name:	Richard F. Kurth
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

EASTMAN HILL FUNDING I, LIMITED

By:	TCW Asset Management Company, as its collateral Manager

By:	/s/ Mark L. Gold

Name:	Mark L. Gold
Title:	Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

Ceres II Finance Ltd.

By:	Patriarch Partners IX, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name:	Lynn Tilton
Title:	Manager

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC. its Managing Agent

By:	/s/ Lynn Tilton

Name:	Lynn Tilton
Title:	Manager

PEOPLE’S BANK

By:

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Addison CDO, Limited (#1279)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

CAPTIVA III Finance Ltd. (Acct. 275), as advised by Pacific Investment Management Company LLC

By:	/s/ David Dyer

Name:	David Dyer
Title:	Director

[Signature Page to the First Amendment to the Credit Agreement]

CAPTIVA IV Finance Ltd. (Acct. 1275), as advised by Pacific Investment Management Company LLC

By:	/s/ David Dyer

Name:	David Dyer
Title:	Director

[Signature Page to the First Amendment to the Credit Agreement]

DELANO Company (#274)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

PIMCO Corporate Income Fund (#2821)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

ROYALTON COMPANY (#280)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS-MAGNUM, LTD. (#1280)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Waveland – INGOTS, LTD. (#2006) as a Tranche B Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Wrigley CDO, LTD. (#1285)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar Executive Vice President

[Signature Page to the First Amendment to the Credit Agreement]

The Prudential Insurance Company of America

By:	Prudential Investment Management, Inc., as Investment Advisor

By:

Title: VP

[Signature Page to the First Amendment to the Credit Agreement]

Dryden III Leveraged Loan CDO 2002 By: Prudential Investment Management, Inc., as Collateral Manager

By:

Title: VP

[Signature Page to the First Amendment to the Credit Agreement]

Dryden Leveraged Loan CDO 2002-II By: Prudential Investment Management, Inc., as Collateral Manager

By:

Title: VP

[Signature Page to the First Amendment to the Credit Agreement]

SEQUILS-Glace Bay, Ltd. By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano

Name:	Melissa Marano
Title:	Authorized Signatory

[Signature Page to the First Amendment to the Credit Agreement]

APEX (Trimaran) CDO I, LTD. By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

Title: David M. Millison Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

Crédit Industriel et Commercial

By:	/s/ Anthony Rock	/s/ Brian O’Leary

Name:	Anthony Rock	Brian O’Leary
Title:	Vice President	Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Webster Bank

By:

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

Flagship CLO 2001-1

By:

Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

Flagship CLO II

By:

Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

Centurion CDO VI, Ltd.
[NAME OF LENDER]

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis

Title: Leanne Stavrakis Director - Operations

[Signature Page to the First Amendment to the Credit Agreement]

Sequils – Centurion V, Ltd.
[NAME OF LENDER]

By:	American Express Asset Management Group, Inc. As Collateral Manager

By:	/s/ Leanne Stavrakis

Title: Leanne Stavrakis Director - Operations

[Signature Page to the First Amendment to the Credit Agreement]

Centurion CDO II, Ltd.
[NAME OF LENDER]

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis

Title: Leanne Stavrakis Director - Operations

[Signature Page to the First Amendment to the Credit Agreement]

American Express Certificate Company
[NAME OF LENDER]

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne Stevens

Title: Yvonne Stevens Senior Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

IDS Life Insurance Company
[NAME OF LENDER]

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne Stevens

Title: Yvonne Stevens Senior Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

AURUM CLO 2002-1 LTD.

By:	Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated), As Investment Manager

By:	/s/ James R. Fellows

Title: Sr. Vice President & Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

[NAME OF LENDER]
Magnetite IV CLO, Limited Magnetite V CLO, Limited

By:

Title: M. D.

[Signature Page to the First Amendment to the Credit Agreement]

SUFFIELD CLO, LIMITED

By:	David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn P. Duffy

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

APEX (IDM) CDO I. LTD. TRYON CLO LTD. 2000-I

By:	David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn P. Duffy

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

MAPLEWOOD (CAYMAN) LIMITED

By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:	/s/ Glenn P. Duffy

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Glenn P. Duffy

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

Hamilton Floating Rate Fund, LLC

By:	/s/ Dean Stephan

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

BNP Paribas

By:	/s/ Shayn March

Name:	Shayn March
Title:	Vice President

BNP Paribas

By:	/s/ Rick Pace

Name:	Rick Pace
Title:	Director

[Signature Page to the First Amendment to the Credit Agreement]

Fleet National Bank

By:	/s/ Marwan Isbaih

Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

Hanover Square CLO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:

Title: Managing Director

[Signature Page to the First Amendment to the Credit Agreement]

AMMC CDO I, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Title: David P. Meyer/Vice President

[Signature Page to the First Amendment to the Credit Agreement]

AMMC CDO II, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Title: David P. Meyer/Vice President

[Signature Page to the First Amendment to the Credit Agreement]

MOUNTAIN CAPITAL CLO II LTD.

By:	/s/ Chris Siddons

Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

Prometheus Investment Funding No. 1 LTD.

By:	HVB Credit Advisors LLC

By:	/s/ Thomas L. Mowat

Title: Director

By:	/s/ James T. Li

Title: Associate Director

[Signature Page to the First Amendment to the Credit Agreement]

MOUNTAIN CAPITAL CLO I, LTD.

By:	/s/ Chris Siddons

Title: Director

[Signature Page to the First Amendment to the Credit Agreement]

FIRSTRUST BANK

By:	/s/ Kent Nelson

Name:	Kent Nelson
Title:	Senior Vice President

[Signature Page to the First Amendment to the Credit Agreement]

ING PRIME RATE TRUST		ING SENIOR INCOME FUND

By:	Aeltus Investment Management, Inc. as its investment manager	By:	Aeltus Investment Management, Inc. as its investment manager

By:	/s/ Charles E. LeMieux	By:	/s/ Charles E. LeMieux

Name:	Charles E. LeMieux, CFA	Name:	Charles E. LeMieux, CFA
Title:	Vice President	Title:	Vice President

SEQUILS - PILGRIM I, LTD		ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC as its investment manager	By:	ING Investments, LLC as its investment manager

By:	/s/ Charles E. LeMieux	By:	/s/ Charles E. LeMieux

Name:	Charles E. LeMieux, CFA	Name:	Charles E. LeMieux, CFA
Title:	Vice President	Title:	Vice President

PILGRIM CLO 1999 - 1 LTD.		ML CLO XV PILGRIM AMERICA (CAYMAN ) LTD.

By:	ING Investments, LLC as its investment manager	By:	ING Investments, LLC as its investment manager

By:	/s/ Charles E. LeMieux	By:	/s/ Charles E. LeMieux

Name:	Charles E. LeMieux, CFA	Name:	Charles E. LeMieux, CFA
Title:	Vice President	Title:	Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENT LTD,		ML CLO XII PILGRIM AMERICA (CAYMAN ) LTD.

By:	ING Investments, LLC as its investment manager	By:	ING Investments, LLC as its investment manager

By:	/s/ Charles E. LeMieux	By:	/s/ Charles E. LeMieux

Name:	Charles E. LeMieux, CFA	Name:	Charles E. LeMieux, CFA
Title:	Vice President	Title:	Vice President

[Signature Page to the First Amendment to the Credit Agreement]

WINGED FOOT FUNDING TRUST

By:	/s/ Diana M. Himes

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

JUPITER LOAN FUNDING LLC

By:	/s/ Diana M. Himes

Title: Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

MUIRFIELD TRADING LLC

By:	/s/ Diana M. Himes

Title: Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	/s/ Diana M. Himes

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

HARBOUR TOWN FUNDING LLC

By:	/s/ Diana M. Himes

Title: Assistant Vice President

[Signature Page to the First Amendment to the Credit Agreement]

KZH CRESCENT-2 LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH CRESCENT-3 LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH CYPRESSTREE-1 LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH ING-2 LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH PONDVIEW LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH RIVERSIDE LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH SOLEIL-2 LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH STERLING LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

KZH WATERSIDE LLC

By:	/s/ Hi Hua

Title: Authorized Agent

[Signature Page to the First Amendment to the Credit Agreement]

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branch

By:	/s/ Betty H. Mills

Title: Executive Director

By:	/s/ Brett Delfino

Title: Executive Director

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd, as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd, as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Diane J. Exter

Title: Managing Director Portfolio Manager

[Signature Page to the First Amendment to the Credit Agreement]

PB Capital Corporation

By:	/s/ Andrew L. Shipman

Title: Assistant Vice President

By:	/s/ Tyler J. McCarthy

Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]